                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 20

VKV SAR 06/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need                  [PHOTO]
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust
as a vehicle to provide the potential
for tax-free income within your            DENNIS J. MCDONNELL AND DON G. POWELL
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income taxes, and often from state and local taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*

AAA............ 63.7%
AA.............  7.8%
A.............. 10.5%
BBB............ 17.4%
Non-Rated......  0.6%

*As a Percentage of Long-Term Investments
 Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk of the lower-rated securities. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.
    Overall, we limited the number of acquisitions, however, because current market yields were below the average yield of bonds in the Trust. We sold bonds which had outperformed the market in order to capture the price appreciation, and replaced them with securities we felt were undervalued and had strong potential for an increase in price. These trades involved swaps between different states and different coupons. We had little

                                                         Continued on page three
trouble finding replacement bonds because of the substantial supply of new securities from which to choose.
    We focused on purchasing long-term discount bonds. In a falling interest rate environment, these bonds have the potential to appreciate in value faster than premium bonds as they reach maturity. They also tend to have a longer duration, making them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as the low interest rate environment caused more securities to be priced to call dates rather than maturities. As of April 30, the duration of the Trust was 7.26 years, compared with 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Health Care....................... 19.2%
    Industrial Revenue................ 11.8%
    Public Building................... 10.8%
    Transportation..................... 8.8%
    Retail Gas/Electric/Telephone...... 8.5%

    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 3.37 percent(1). This reflects a gain in market price per common share from $13.5625 on October 31, 1997, to $13.6250 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.94 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.28 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998

                        Distribution per Common Share
Nov 1997........................ $.0675
Dec 1997........................ $.0675
Jan 1998........................ $.0675
Feb 1998........................ $.0675
Mar 1998........................ $.0675
Apr 1998........................ $.0675

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKV)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........     3.37%
Six-month total return based on NAV(2)....................     2.47%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.94%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.28%

 SHARE VALUATIONS

Net asset value...........................................  $  15.11
Closing common stock price................................  $13.6250
Six-month high common stock price (04/06/98)..............  $14.6250
Six-month low common stock price (12/08/97)...............  $13.1875
Preferred share (Series A) rate(5)........................    4.240%
Preferred share (Series B) rate(5)........................    3.655%
Preferred share (Series C) rate(5)........................    3.700%
Preferred share (Series D) rate(5)........................    3.670%
Preferred share (Series E) rate(5)........................    3.690%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.6%
          ALABAMA  2.5%
$ 3,815   Alabama Agricultural & Mechanical Univ Rev (MBIA
          Insd)............................................   6.500%   11/01/25  $  4,278,179
  5,000   Birmingham Baptist Med Cent AL Spl Care Fac Fin
          Auth Rev (MBIA Insd).............................   5.750    11/15/10     5,122,950
  2,650   Huntsville, AL Hlthcare Auth Hlthcare Fac Rev Ser
          A (MBIA Insd)....................................   6.375    06/01/22     2,861,338
  2,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg..................   6.950    01/01/20     2,219,760
                                                                                 ------------
                                                                                   14,482,227
                                                                                 ------------
          ALASKA  0.2%
  1,000   North Slope Borough, AK Ser B (FSA Insd).........   7.500    06/30/01     1,093,710
                                                                                 ------------
          ARIZONA  0.9%
  4,655   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250    07/15/10     5,165,840
                                                                                 ------------
          CALIFORNIA  9.7%
    960   California Hsg Fin Agy Rev Home Mtg Ser B1.......   6.300    08/01/08     1,020,768
  1,660   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser B (GNMA Collateralized)..............   7.750    09/01/26     1,913,017
  1,500   California St Pub Wks Brd Lease Rev Dept of
          Corrections Monterey Ser A (MBIA Insd)...........   6.400    11/01/10     1,667,205
  6,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC Insd)...   5.250    12/01/13     6,173,880
  2,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC Insd)...   5.000    12/01/19     1,956,000
  1,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Ser A............................................   6.500    01/01/32     1,083,050
  2,000   Fresno, CA Hlth Fac Rev Holy Cross Hlth Sys Saint
          Agnes Med (MBIA Insd)............................   6.625    06/01/21     2,173,040
  1,250   Kings Cnty, CA Waste Mgmt Auth Solid Waste Rev...   7.200    10/01/14     1,397,062
  2,325   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          (MBIA Insd)......................................   4.250    11/15/14     2,072,389
  9,500   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          Crossover Rfdg (FGIC Insd) (b)...................   5.375    09/01/23     9,513,490
 12,500   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)................................   5.125    12/01/23    12,040,375
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................   6.000    07/01/06     5,479,000
  1,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)............................................   5.600    06/01/07     1,068,180
  2,995   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)............................................   6.000    06/01/08     3,294,650
  5,700   Sacramento, CA City Fin Auth Rev Comb Proj B
          (MBIA Insd)......................................       *    11/01/15     2,270,025
  3,250   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
          Cent Ser A Rfdg..................................   6.200    08/01/22     3,337,360
                                                                                 ------------
                                                                                   56,459,491
                                                                                 ------------
          COLORADO  8.9%
  5,640   Adams & Arapahoe Cntys, CO Jt Sch Dist Ser C
          (MBIA Insd)......................................   5.750    12/01/08     6,138,238

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)........   6.950%   08/31/20  $  1,175,160
  3,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)........   7.000    08/31/26     3,533,940
  9,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)........       *    08/31/26     1,338,930
  2,825   Denver, CO City & Cnty Arpt Rev Ser A............   8.500    11/15/23     3,122,303
    270   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).........................   8.500    11/15/23       302,932
    920   Denver, CO City & Cnty Arpt Rev Ser A............   8.875    11/15/12     1,053,050
    330   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).........................   8.875    11/15/12       384,836
  1,750   Denver, CO City & Cnty Arpt Rev Ser A............   6.900    11/15/98     1,778,210
  3,000   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)............................................   6.250    11/15/07     3,326,160
  6,000   Denver, CO City & Cnty Arpt Rev Ser C............   6.600    11/15/04     6,502,620
 19,500   E-470 Pub Hwy Auth CO Rev Sr Ser A Rfdg (MBIA
          Insd)............................................   5.000    09/01/26    18,618,015
  7,500   E-470 Pub Hwy Auth CO Rev Sr Ser B Rfdg (MBIA
          Insd)............................................       *    09/01/19     2,376,375
  2,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc East)...   7.500    12/01/11     2,173,440
                                                                                 ------------
                                                                                   51,824,209
                                                                                 ------------
          CONNECTICUT  0.5%
  2,500   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Hartford............................   7.125    11/01/14     2,847,575
                                                                                 ------------
          FLORIDA 5.7%
  1,985   Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded @
          07/01/04) (AMBAC Insd)...........................   6.750    07/01/12     2,264,270
  3,500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
          A Rfdg (FSA Insd)................................   6.500    08/15/12     3,802,155
  1,400   Florida Hsg Fin Agy Single Family Mtg Ser A Rfdg
          (GNMA Collateralized)............................   6.650    01/01/24     1,490,832
  3,000   Hillsborough Cnty, FL Cap Impt Pgm Rev Criminal
          Justice Fac Rfdg (FGIC Insd).....................   5.250    08/01/16     3,006,090
  3,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000    05/01/22     3,448,830
  2,945   Hillsborough Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04) (MBIA Insd).............   6.000    07/01/12     3,241,149
  1,300   Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
          Med Cent Proj Ser A Rfdg (Prerefunded @ 06/01/99)
          (MBIA Insd)......................................   7.300    06/01/19     1,372,605
 10,000   Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
          Insd)............................................   5.375    08/01/17    10,105,200
  3,985   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi Cnty Pgm Ser A (GNMA Collateralized)...   6.700    02/01/28     4,250,520
                                                                                 ------------
                                                                                   32,981,651
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          GEORGIA 1.9%
$ 3,000   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd)....................   6.350%   05/01/19  $  3,117,330
  5,000   Georgia Muni Elec Auth Pwr Rev Ser B Rfdg (FGIC
          Insd)............................................   5.700    01/01/19     5,333,700
  2,700   Marietta, GA Dev Auth Rev First Mtg Life College
          Ser B (FSA Insd).................................   5.375    09/01/09     2,807,298
                                                                                 ------------
                                                                                   11,258,328
                                                                                 ------------
          HAWAII  0.4%
  2,250   Hawaii St Arpt Sys Rev Third Ser Rfdg (AMBAC
          Insd)............................................   5.750    07/01/09     2,352,668
                                                                                 ------------
          ILLINOIS  4.2%
  3,500   Chicago, IL Cap Apprec (Prerefunded @ 07/01/05)
          (AMBAC Insd).....................................       *    01/01/17     1,203,475
  1,000   Chicago, IL Park District (Prerefunded @
          01/01/02)........................................   6.700    01/01/11     1,097,160
  1,560   Illinois Hlth Fac Auth Rev Carle Fndtn Ser A Rfdg
          (FGIC Insd)......................................   6.750    01/01/10     1,645,457
  3,180   Illinois Hlth Fac Auth Rev Children's Mem Hosp
          (MBIA Insd)......................................   6.250    08/15/13     3,568,405
  2,250   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          A Rfdg (FSA Insd)................................   6.750    04/15/17     2,583,112
  1,250   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          C (FSA Insd).....................................   6.750    04/15/17     1,441,838
  1,000   Illinois Hlth Fac Auth Rev Highland Park Hosp
          Proj Ser A (MBIA Insd)...........................   5.750    10/01/17     1,042,490
 10,060   Metro Pier & Expo Auth Illinois McCormick Place
          Rfdg (MBIA Insd).................................       *    12/15/21     2,776,560
  2,070   Northern IL Univ Ctfs Partn Hoffman Estates Cent
          Proj (Cap Guar Insd).............................   5.400    09/01/16     2,113,967
  5,000   Regional Tran Auth IL Ser A (AMBAC Insd).........   8.000    06/01/17     6,710,800
                                                                                 ------------
                                                                                   24,183,264
                                                                                 ------------
          KENTUCKY  2.6%
  9,900   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.500    02/01/12    10,929,501
  3,500   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.500    02/01/20     3,863,965
    500   Mt Sterling, KY Lease Rev KY League Cities Fdg
          Ser B............................................   6.100    03/01/18       550,640
                                                                                 ------------
                                                                                   15,344,106
                                                                                 ------------
          LOUISIANA  1.1%
  6,000   Saint Charles Parish, LA Solid Waste Disp Rev LA
          Pwr & Lt Co Proj (FSA Insd)......................   7.050    04/01/22     6,471,240
                                                                                 ------------
          MAINE  0.9%
  3,000   Maine Edl Ln Mktg Corp Student Ln Rev Ser A4.....   5.950    11/01/03     3,166,590
  1,770   Maine St Hsg Auth Mtg Purp Ser C2................   6.875    11/15/23     1,888,041
                                                                                 ------------
                                                                                    5,054,631
                                                                                 ------------
          MARYLAND  1.4%
  7,400   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Seventh Ser................   7.300    04/01/25     7,923,624
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MASSACHUSETTS  3.8%
$ 2,000   Massachusetts St Hlth & Edl Fac Auth Rev (AMBAC
          Insd)............................................   7.100%   07/01/21  $  2,175,400
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Brigham
          & Women's Hosp Ser C (Prerefunded @ 06/01/99)....   7.125    06/01/09     1,053,600
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................   6.750    12/01/20     1,092,810
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................   6.900    12/01/29     1,099,270
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................   6.950    12/01/35     1,097,360
 14,500   Massachusetts St Wtr Res Auth Ser A (Prerefunded
          @ 12/01/01) (b)..................................   6.500    12/01/19    15,841,105
                                                                                 ------------
                                                                                   22,359,545
                                                                                 ------------
          MICHIGAN  3.4%
  1,250   Battle Creek, MI Downtown Dev Auth Tax Increment
          Rev (Prerefunded @ 05/01/04).....................   7.600    05/01/16     1,466,313
  5,000   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Dev Area No 1 Proj Ser C1........................   6.250    07/01/25     5,332,800
  2,750   Detroit, MI Ser B Rfdg...........................   7.000    04/01/04     3,059,897
  4,000   Michigan St Bldg Auth Rev Ser I Rfdg (MBIA
          Insd)............................................   6.250    10/01/20     4,271,000
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/18     1,002,470
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/27     1,994,120
  3,000   Michigan St Hosp Fin Auth Rev Str John Hlth Sys
          Ser A Rfdg (AMBAC Insd)..........................   5.000    05/15/28     2,818,290
                                                                                 ------------
                                                                                   19,944,890
                                                                                 ------------
          MISSISSIPPI  0.3%
  1,500   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res
          Inc Rfdg.........................................   7.300    05/01/25     1,583,835
                                                                                 ------------
          MISSOURI  0.4%
  2,395   Kansas City, MO Port Auth Fac Riverfront Park
          Proj Ser A.......................................   5.750    10/01/03     2,521,001
                                                                                 ------------
          NEBRASKA  0.8%
  5,000   Nebraska Invt Fin Auth Formerly Nebraska Mtg Fin
          Fund.............................................   5.125    12/01/17     4,876,100
                                                                                 ------------
          NEVADA  1.6%
  5,750   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)................................   7.200    10/01/22     6,391,470
  2,615   Nevada Hsg Div Single Family Pgm Mezz B..........   6.550    10/01/12     2,759,243
                                                                                 ------------
                                                                                    9,150,713
                                                                                 ------------
          NEW JERSEY  3.3%
  1,000   Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)....   6.800    12/01/25     1,076,390
  1,000   New Jersey Econ Dev Auth Econ Dev Rev Manahawkin
          Convalescent Ser A Rfdg (FHA Gtd)................   6.650    02/01/23     1,096,030
  2,500   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd)........................   5.800    07/01/09     2,673,750

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 1,695   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.000%   07/01/06  $  1,864,042
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.750    07/01/19     2,979,150
  2,250   New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (Prerefunded @ 07/01/01) (MBIA
          Insd)............................................   6.700    07/01/21     2,453,513
  6,750   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
          Insd)............................................   5.450    02/01/32     6,749,392
                                                                                 ------------
                                                                                   18,892,267
                                                                                 ------------
          NEW YORK  13.7%
  2,070   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser A............................................   7.000    06/15/09     2,250,421
  2,105   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser A (Prerefunded @ 06/15/01)...................   7.000    06/15/09     2,289,061
  7,270   New York City Ser A..............................   7.000    08/01/04     8,149,452
  5,700   New York City Ser E Rfdg.........................   6.600    08/01/03     6,223,317
  5,000   New York City Ser G..............................   5.750    02/01/14     5,169,150
  2,000   New York St Dorm Auth Rev City Univ 3rd Genl Res
          Ser 2 (MBIA Insd)................................   6.250    07/01/19     2,161,980
  7,575   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A................................................   5.625    07/01/16     7,877,318
  4,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.250    05/15/21     3,860,040
  2,500   New York St Dorm Auth Rev Dept of Hlth...........   5.500    07/01/25     2,489,300
  4,000   New York St Dorm Auth Rev St Univ Edl Fac Ser A
          Rfdg (AMBAC Insd)................................   5.500    05/15/09     4,260,680
  5,215   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg.............................................   7.375    05/15/14     5,594,131
  5,885   New York St Energy Research & Dev Auth Fac Rev...   7.125    12/01/29     6,653,464
  2,310   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd).............   5.375    11/01/13     2,331,991
  5,000   New York St Urban Dev Corp Rev...................   5.000    01/01/14     4,784,850
  3,130   New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg.......................................   5.500    01/01/16     3,137,512
  5,000   New York St Urban Dev Corp Rev St Fac Rfdg.......   5.700    04/01/20     5,224,050
  7,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25     7,207,480
                                                                                 ------------
                                                                                   79,664,197
                                                                                 ------------
          NORTH CAROLINA  0.6%
  3,750   North Carolina Med Care Comm Hlthcare Fac Rev
          Novant Hlth Proj Ser A (MBIA Insd) (a)...........   5.000    10/01/24     3,565,313
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          OHIO  5.0%
$ 2,050   Columbus, OH Muni Arpt Auth Rev Arpt Improvement
          Port Columbus B (AMBAC Insd).....................   5.000%   01/01/28  $  1,958,385
  2,000   Cuyahoga Cnty, OH Multi-Family Rev Hsg Dale
          Bridge Apt (GNMA Collateralized).................   6.600    10/20/30     2,142,400
  3,345   Franklin Cnty, OH Hosp Rev & Impt Doctor's Hosp
          Proj Rfdg........................................   5.875    12/01/23     3,423,842
  5,515   Lucas Cnty, OH Hosp Rev Promedica Hlthcare Oblig
          (MBIA Insd)......................................   6.000    11/15/06     6,034,789
  4,500   Mahoning Cnty, OH Hosp Fac Rev Forum Hlth Oblig
          Group Ser A (MBIA Insd)..........................   5.000    11/15/17     4,347,450
  3,610   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt................................   5.600    05/15/02     3,694,257
  5,130   Muskingum Cnty, OH Hosp Fac Rev Rfdg & Impt
          Bethesda Care Sys (Connie Lee Insd)..............   6.250    12/01/10     5,685,733
  2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH
          Edison Co Proj Rfdg..............................   5.950    05/15/29     2,044,120
                                                                                 ------------
                                                                                   29,330,976
                                                                                 ------------
          OKLAHOMA  1.9%
 10,000   Tulsa, OK Muni Arpt Tran Rev American Airls Inc
          (b)..............................................   7.375    12/01/20    10,779,100
                                                                                 ------------
          OREGON  0.7%
  3,795   Oregon St Dept Admin Serv Ctfs Partn Ser A (MBIA
          Insd)............................................   5.250    11/01/10     3,913,062
                                                                                 ------------
          PENNSYLVANIA  3.9%
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          43...............................................   7.500    10/01/25     1,086,980
  3,000   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/01)........   7.250    03/01/11     3,291,510
  9,450   Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
          Insd)............................................   6.250    07/01/08    10,336,315
  2,525   Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
          Insd)............................................   6.375    07/01/26     2,759,068
    800   Philadelphia, PA Hosps & Higher Ed Fac Auth Rev
          Cmnty College Ser A (MBIA Insd)..................   6.100    05/01/09       876,712
  1,370   Philadelphia, PA Hosps & Higher Ed Fac Auth Rev
          Cmnty College Ser B Rfdg (MBIA Insd).............   6.500    05/01/08     1,565,595
  2,500   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser
          A................................................   6.000    12/01/05     2,642,375
                                                                                 ------------
                                                                                   22,558,555
                                                                                 ------------
          RHODE ISLAND  0.2%
  1,050   Rhode Island St Hlth & Edl Bldg Corp Rev Higher
          Edl Fac Roger Williams (Prerefunded @ 11/15/04)
          (Connie Lee Insd)................................   7.200    11/15/14     1,228,374
                                                                                 ------------
          TENNESSEE  0.9%
  2,250   Tennessee Hsg Dev Agy Homeownership Proj T.......   7.375    07/01/23     2,374,470
  2,510   Tennessee Hsg Dev Agy Mtg Fin Ser A..............   7.125    07/01/26     2,680,956
                                                                                 ------------
                                                                                    5,055,426
                                                                                 ------------
          TEXAS  3.6%
  9,065   Alliance Arpt Auth Inc TX Spl Fac Rev American
          Airls Inc Proj...................................   7.500    12/01/29     9,797,270
  2,250   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (Prerefunded @ 10/01/04) (MBIA
          Insd)............................................   6.375    10/01/24     2,503,080

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,275   Matagorda Cnty, TX Navig Dist No 1 Rev Houston Lt
          & Pwr Ser A Rfdg (AMBAC Insd)....................   6.700%   03/01/27  $  1,383,388
  5,000   Tarrant Cnty, TX Hlth Fac Dev TX Hlth Res Sys Ser
          A (MBIA Insd)....................................   5.000    02/15/26     4,720,300
  2,250   Tomball, TX Hosp Auth Rev Rfdg...................   6.125    07/01/23     2,345,040
                                                                                 ------------
                                                                                   20,749,078
                                                                                 ------------
          UTAH  0.3%
  4,950   Intermountain Pwr Agy UT Pwr Supply Rev Ser A
          Rfdg (FGIC Insd).................................       *    07/01/17     1,739,678
                                                                                 ------------
          VIRGINIA  1.6%
  2,250   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd).............   6.600    08/15/23     2,446,312
  3,000   Isle Wight Cnty, VA Indl Dev Auth Solid Waste
          Disp Fac Rev Union Camp Corp Proj................   6.550    04/01/24     3,265,830
  2,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)...........   6.900    03/01/19     2,233,060
  1,500   Virginia St Hsg Dev Auth Multi-Family Ser E
          Rfdg.............................................   5.900    11/01/17     1,547,625
                                                                                 ------------
                                                                                    9,492,827
                                                                                 ------------
          WASHINGTON  4.1%
  5,000   King Cnty, WA Ser B..............................   5.900    12/01/14     5,419,350
  2,500   King Cnty, WA Ser B..............................   6.625    12/01/15     2,862,200
  4,000   Washington St Pub Pwr Supply Ser A Rfdg (FGIC
          Insd)............................................   7.000    07/01/08     4,685,360
 10,000   Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev (AMBAC Insd)...............................   5.700    07/01/09    10,650,500
                                                                                 ------------
                                                                                   23,617,410
                                                                                 ------------
          WEST VIRGINIA  2.5%
  5,920   Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev
          West PA Pwr Co Ser C (AMBAC Insd)................   6.750    08/01/24     6,563,563
  4,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     4,369,800
  3,000   West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Pgm
          II Ser A (Prerefunded @ 11/01/04) (FSA Insd).....   6.750    11/01/33     3,435,570
                                                                                 ------------
                                                                                   14,368,933
                                                                                 ------------
          WISCONSIN  1.9%
  3,500   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................   6.450    03/01/17     3,704,470
  5,000   Wisconsin St Hlth & Edl Fac Auth Rev Children's
          Hosp (Embedded Cap) (FGIC Insd)..................   5.000    08/15/10     4,999,950

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 2,360   Wisconsin St Hlth & Edl Fac Waukesha Mem Hosp Ser
          A (AMBAC Insd)...................................   5.000%   08/15/09  $  2,376,827
                                                                                 ------------
                                                                                   11,081,247
                                                                                 ------------
          PUERTO RICO  3.2%
  7,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (Embedded Cap) (FSA Insd)...................   5.730    07/01/21     8,016,330
 10,000   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
          Rfdg Ser M (MBIA Insd)...........................   5.600    07/01/08    10,787,400
                                                                                 ------------
                                                                                   18,803,730
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  98.6%
  (Cost $533,693,639)..........................................................   572,718,821
SHORT-TERM INVESTMENTS  0.3%
  (Cost $1,800,000)............................................................     1,800,000
                                                                                 ------------
TOTAL INVESTMENTS  98.9%
  (Cost $535,493,639)..........................................................   574,518,821
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%....................................     6,393,499
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $580,912,320
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $535,493,639).......................  $574,518,821
Cash........................................................       749,014
Interest Receivable.........................................    10,342,628
Other.......................................................         7,160
                                                              ------------
      Total Assets..........................................   585,617,623
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,645,304
  Investment Advisory Fee...................................       312,693
  Income Distributions--Common and Preferred Shares.........       267,759
  Administrative Fee........................................        96,213
  Affiliates................................................        44,277
Accrued Expenses............................................       188,841
Trustees' Deferred Compensation and Retirement Plans........        81,810
Options at Market Value (Net premiums received of
  $55,800)..................................................        68,406
                                                              ------------
      Total Liabilities.....................................     4,705,303
                                                              ------------
NET ASSETS..................................................  $580,912,320
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,500 issued with liquidation preference of
  $50,000 per share)........................................  $225,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................       235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation.................................    39,012,576
Accumulated Undistributed Net Investment Income.............     1,862,095
Accumulated Net Realized Loss...............................   (33,315,982)
                                                              ------------
      Net Assets Applicable to Common Shares................   355,912,320
                                                              ------------
NET ASSETS..................................................  $580,912,320
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($355,912,320 divided
  by 23,555,115 shares outstanding).........................  $      15.11
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $16,398,489
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,891,058
Administrative Fee..........................................      581,864
Preferred Share Maintenance.................................      306,233
Custody.....................................................       18,875
Trustees' Fees and Expenses.................................       12,748
Legal.......................................................        4,057
Amortization of Organizational Costs........................        3,169
Other.......................................................      146,565
                                                              -----------
    Total Expenses..........................................    2,964,569
                                                              -----------
NET INVESTMENT INCOME.......................................  $13,433,920
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,395,340
  Options...................................................      205,941
  Futures...................................................     (429,298)
                                                              -----------
Net Realized Gain...........................................    1,171,983
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   40,763,585
                                                              -----------
  End of the Period:
    Investments.............................................   39,025,182
    Options.................................................      (12,606)
                                                              -----------
                                                               39,012,576
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,751,009)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (579,026)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $12,854,894
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1998    October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 13,433,920      $ 27,404,172
Net Realized Gain/Loss..................................      1,171,983           (218,502)
Net Unrealized Appreciation/Depreciation During the
  Period................................................     (1,751,009)        15,048,788
                                                           ------------       ------------
Change in Net Assets from Operations....................     12,854,894         42,234,458
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (9,539,589)       (19,079,234)
  Preferred Shares......................................     (3,995,362)        (8,026,282)
                                                           ------------       ------------
Total Distributions.....................................    (13,534,951)       (27,105,516)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       (680,057)        15,128,942
NET ASSETS:
Beginning of the Period.................................    581,592,377        566,463,435
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,862,095 and $1,963,126,
  respectively).........................................   $580,912,320       $581,592,377
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                           March 26, 1993
                                                                                           (Commencement
                                Six Months              Year Ended October 31,             of Investment
                                  Ended        ----------------------------------------    Operations) to
                              April 30, 1998     1997      1996      1995       1994      October 31, 1993
----------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
 (a).........................        $15.139    $14.496   $14.366   $12.901    $ 16.427        $14.789
                                     -------    -------   -------   -------    --------        -------
 Net Investment Income.......           .570      1.163     1.168     1.183       1.177           .639
 Net Realized and Unrealized
   Gain/Loss.................          (.024)      .631      .131     1.571      (3.340)         1.487
                                     -------    -------   -------   -------    --------        -------
Total from Investment
 Operations..................           .546      1.794     1.299     2.754      (2.163)         2.126
                                     -------    -------   -------   -------    --------        -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders............           .405       .810      .829      .912        .912           .380
   Common Share Equivalent of
     Distributions Paid to
     Preferred
     Shareholders............           .170       .341      .340      .377        .238           .108
 Distributions from Net
   Realized Gain on
   Investments:
   Paid to Common
     Shareholders............            -0-        -0-       -0-       -0-        .177            -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred
     Shareholders............            -0-        -0-       -0-       -0-        .036            -0-
                                     -------    -------   -------   -------    --------        -------
Total Distributions..........           .575      1.151     1.169     1.289       1.363           .488
                                     -------    -------   -------   -------    --------        -------
Net Asset Value, End of the
 Period......................        $15.110    $15.139   $14.496   $14.366     $12.901        $16.427
                                     =======    =======   =======   =======    ========        =======
Market Price Per Share at
 End of the Period...........       $13.6250   $13.5625   $12.375   $12.750     $10.750        $15.250
Total Investment Return at
 Market Price (b)............          3.37%*    16.61%     3.70%    27.67%     (23.52%)         4.25%*
Total Return at Net Asset
 Value (c)...................          2.47%*    10.30%     6.87%    19.04%     (15.48%)        12.14%*
Net Assets at End of the
 Period
 (In millions)...............        $ 580.9    $ 581.6   $ 566.5   $ 563.4     $ 528.9        $ 611.9
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**.............          1.65%      1.70%     1.77%     1.80%       1.70%          1.46%
Ratio of Net Investment
 Income to Average Net Assets
 Applicable to Common Shares
 (d).........................          5.26%      5.61%     5.78%     5.90%       6.39%          5.59%
Portfolio Turnover...........            12%*       32%       42%       50%         79%            66%*

*  Non-Annualized
** Ratio of Expenses to
   Average Net
   Assets Including Preferred
   Shares....................          1.02%      1.03%     1.06%     1.06%       1.03%          1.00%


(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.
(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.
(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.
(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended March 25, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carry forward for tax purposes of $34,790,602 which will expire between October 31, 2002 and October 31, 2004. Net realized gains or losses differ for financial reporting and tax purposes as a result of gains and losses recognized for tax purposes on open option and futures positions at October 31, 1997.

    At April 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $535,493,639; the aggregate gross unrealized appreciation is $39,025,182 and the aggregate gross unrealized depreciation is $12,606, resulting in net unrealized appreciation including options of $39,012,576.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate,

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $57,100 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1998, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $67,411,930 and $71,831,276, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1998, were as follows:

                                                   CONTRACTS      PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1997...................       200    $  57,761
Options Written and Purchased (Net)...............       999      214,969
Options Terminated in Closing Transactions
  (Net)...........................................      (200)     (57,761)
Options Expired (Net).............................      (800)    (159,169)
                                                        ----    ---------
Outstanding at April 30, 1998.....................       199    $  55,800
                                                        ====    =========

    The related futures contracts of the outstanding option transactions as of April 30, 1998, and the description and market value is as follows:

                                                                      MARKET
                                                   EXP. MONTH/        VALUE
                                     CONTRACTS    EXERCISE PRICE    OF OPTIONS
------------------------------------------------------------------------------
Municipal Bond Index Futures
  June 1998--Written Puts (Current
  Notional Value of $121,063 per
  contract).........................       199           Jun/118      $(68,406)
                                           ===                        ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended April 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1997.............................       150
Futures Opened..............................................       215
Futures Closed..............................................      (365)
                                                                  ----
Outstanding at April 30, 1998...............................       -0-
                                                                  ====

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 4,500 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 1,000 shares and Series E contains 500 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days, and for Series B, C and D is 28 days. The average rate in effect on April 30, 1998 was 3.802%. During the six months ended April 30, 1998, the rates ranged from 2.50% to 4.90%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.